                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                       CONSOLIDATION CAPITAL CORPORATION
                           (a Delaware corporation)

     The undersigned, F. Traynor Beck, does hereby declare and certify hereby in his capacity as an officer of Consolidation Capital Corporation, a Delaware corporation (the "Corporation"), that:

     1.  He is the Secretary of the Corporation;

     2. The Corporation was originally incorporated in Delaware pursuant to a Certificate of Incorporation filed with the Delaware Secretary of State on September 15, 1997;

     3. The Corporation's Certificate of Incorporation was amended and restated pursuant to a Restated Certificate of Incorporation filed with the Delaware Secretary of State on November 21, 1997, and was further amended and restated pursuant to a Restated Certificate of Incorporation filed with the Delaware Secretary of State on November 25, 1997;

     4. The Corporation's Restated Certificate of Incorporation is hereby amended and restated in its entirety by the Restated Certificate of Incorporation of Consolidation Capital Corporation attached hereto as Exhibit A and incorporated herein by this reference (Exhibit A and this Certificate are collectively referred to as the "Restated Certificate"); and

     5. The Restated Certificate was approved pursuant to resolutions adopted by the Board of Directors of the Corporation at a duly held meeting of the Board of Directors on July 23, 1998 and by the vote of a majority of the stockholders of the Corporation at the annual meeting of stockholders held on September 15, 1998 pursuant to proper notice, all in accordance with the requirements of Sections 141(f), 222, 242, and 245 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, Consolidation Capital Corporation has caused this Certificate to be made and signed by F. Traynor Beck, its Secretary, on September 16, 1998.


                              CONSOLIDATION CAPITAL CORPORATION


                              By: /s/ F. Traynor Beck
                                 ------------------------------
                                 F. Traynor Beck
                                  Secretary

[Corporate Seal]

                                                                       Exhibit A

                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                       BUILDING ONE SERVICES CORPORATION



                                  ARTICLE ONE
                                     NAME

     The name of the Corporation is Building One Services Corporation (the "Corporation"). The name under which the Corporation was originally incorporated was Consolidation Capital Corporation.


                                  ARTICLE TWO
                               REGISTERED OFFICE

     The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801, and the name of the registered agent at such address is The Corporation Trust Company.


                                 ARTICLE THREE
                                   PURPOSES

     The nature of the business or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, and by such statement all lawful acts and activities shall be within the purposes of the Corporation, except for express limitations, if any. The Corporation shall possess and exercise all the powers and privileges granted by the General Corporation Law of the State of Delaware, by any other law or by this Certificate, together with any powers incidental thereto as far as such powers and privileges are necessary or convenient to the conduct, promotion, or attainment of the purposes of the Corporation.


                                 ARTICLE FOUR
                                 CAPITAL STOCK

     4.1. AUTHORIZED SHARES. (a) The total number of shares of capital stock which the Corporation shall have authority to issue is 250,500,000 shares, consisting of:

          (i) 250,000,000 shares of Common Stock, par value $0.001 per share (the "Common Shares"); and

          (ii) 500,000 shares of Convertible Non-Voting Common Stock, par value $0.001 per share (the "CNV Common Shares").

     4.2. DESIGNATIONS, PREFERENCES, ETC. The designations, preferences, powers, qualifications and special or relative rights and privileges of the Common Shares and the CNV Common Shares (together, the "Capital Shares"), are as follows:

          (a) IDENTICAL RIGHTS. Except as set forth in Paragraph 4.2(d) below relating to voting rights, Paragraph 4.2(h) below relating to the automatic conversion of CNV Common Shares into Common Shares and Paragraph 4.2(i) below relating to restrictions on transfer of CNV Common Stock, all Capital Shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

          (b) DIVIDENDS. (i) When, as, and if dividends are declared by the Corporation's Board of Directors, whether payable in cash, property or securities of the Corporation, the holders of Capital Shares shall be entitled to share equally in and to receive such dividends, in accordance with the number of Capital Shares held by each such holder.

          (ii) Dividends payable under this Paragraph 4.2(b) shall be paid to the holders of record of the outstanding Capital Shares as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend.

          (iii) Notwithstanding anything contained herein to the contrary, no dividends on Capital Shares shall be declared by the Corporation's Board of Directors or paid or set apart for payment by the Corporation at any time that such declaration, payment, or setting apart is prohibited by applicable law.

          (c) LIQUIDATION RIGHTS. Upon any voluntary or involuntary liquidation, dissolution, or winding-up of the affairs of the Corporation, the holders of Capital Shares shall be entitled to share ratably, in accordance with the number of Capital Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Capital Shares, whether such assets are capital, surplus or earnings. For the purposes of this Paragraph 4.2(c), neither the consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or other securities (including debt securities) of the acquiring or merged corporation (or of the direct or indirect parent corporation of the acquiring or merged corporation), nor the sale, lease, or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation as those terms are used in this Paragraph 4.2(c).

          (d) VOTING RIGHTS. All rights to vote and all voting power shall be vested exclusively in the holders of the Common Shares. The CNV Common Shares shall have no voting power unless otherwise provided by statute.

          (e) NO PREEMPTIVE OR SUBSCRIPTION RIGHTS. No holder of Capital Shares shall be entitled to preemptive or subscription rights.

          (f) CONSIDERATION ON MERGER, CONSOLIDATION, ETC. In any merger, consolidation, or business combination, the consideration to be received per share by the holders of Common Shares and CNV Common Shares must be identical for each class of stock.

          (g) STOCK SPLITS. The Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization, or otherwise) or combine the outstanding shares of one class of Capital Shares unless the outstanding shares of all classes of Capital Shares shall be proportionately subdivided or combined.

          (h) AUTOMATIC CONVERSION OF CNV COMMON SHARES.

          (i) AUTOMATIC CONVERSION. Each CNV Common Share shall convert automatically into one fully paid and non-assessable Common Share on the date that falls on the first anniversary of the date of the Definitive Prospectus that forms a part of the Corporation's Registration Statement on Form S-1 (File No. 333-36193) filed with the Securities and Exchange Commission. The foregoing automatic conversion event shall be referred to hereinafter as the "Event of Automatic Conversion." Except in the case of an Event of Automatic Conversion, the CNV Common Shares shall not be convertible or converted into Common Shares.

          (ii) AUTOMATIC CONVERSION PROCEDURE. Promptly upon the occurrence of the Event of Automatic Conversion, the holder of CNV Common Shares shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation, or of any transfer agent for the Common Shares, and shall give written notice to the Corporation, at such office: (A) stating that the shares are being converted pursuant to the Event of Automatic Conversion into Common Shares as provided in Paragraph 4.2(h)(i), (B) identifying the number of CNV Common Shares being converted, and (C) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Common Shares shall be issued and shall include instructions for delivery thereof. Delivery of such notice together with the certificates representing the CNV Common Shares shall obligate the Corporation to issue such Common Shares. Thereupon, the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such holder or to the transferee of CNV Common Shares a certificate or certificates for the number of Common Shares to which such holder or transferee is entitled registered in the name of such holder, the designee of such holder or transferee as specified in such notice. To the extent permitted by law, conversion pursuant to the Event of Automatic Conversion shall be deemed to have been effected as of the date on which the Event of Automatic Conversion has occurred (such time being the "Conversion Time"). The person entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Common Shares at and as of the Conversion Time, and the right of such person as a holder of CNV Common Shares shall cease and terminate at and as of the Conversion Time, in each case without regard to any failure by the holder to deliver the certificates or the notice required by this subparagraph (ii).

          (iii) REISSUANCE OF SHARES. CNV Common Shares that are converted into Common Shares as provided herein shall be retired and canceled and shall not be reissued.

          (iv) RESERVATION. The Corporation hereby reserves and shall at all times reserve and keep available, out of its authorized and unissued Common Shares, for the purposes of effecting conversions, such number of duly authorized Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding CNV Common Shares. The Corporation covenants that all the Common Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The Corporation will take all such action as may be necessary to assure that all such Common Shares may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange or inter-dealer quotation system upon which the Common Shares may be listed or quoted. The Corporation will not take any action that results in any adjustment of the conversion ratio if the total number of Common Shares issued and issuable after such action upon conversion of the CNV Common Shares would exceed the total number of Common Shares then authorized by the Corporation's Restated Certificate of Incorporation.

          (v) RESTRICTIONS ON TRANSFER.   Prior to the first anniversary of the
date of the Definitive Prospectus that forms a part of the Corporation's Registration Statement on Form S-1 (File No. 333-36193) filed with the Securities and Exchange Commission, no holder, beneficially or of record, of any CNV Common Shares may offer, pledge, sell, contract to sell, or otherwise transfer or dispose of, directly or indirectly, any CNV Common Shares, or enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of any CNV Common Shares.


                                 ARTICLE FIVE
                         MANAGEMENT OF THE CORPORATION

     The following provisions relate to the management of the business and the conduct of the affairs of the Corporation and are inserted for the purpose of creating, defining, limiting, and regulating the powers of the Corporation and its directors and stockholders:

     (a) The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors;

     (b) The number of directors shall be as provided in the Corporation's
Bylaws;

     (c) The Board of Directors shall have the power to make, alter, amend, or repeal the Bylaws of the Corporation, except to the extent that the Bylaws otherwise provide;

     (d) All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by this Restated Certificate of Incorporation, or by the Bylaws) shall be vested in and exercised by the Board of Directors; and

     (e) The stockholders and directors shall have the power, if the Bylaws so provide, to hold their respective meetings within or without the State of Delaware and may (except as otherwise required by statute) keep the Corporation's books outside the State of Delaware, at such places as from time to time may be designated by the Bylaws or the Board of Directors.


                                  ARTICLE SIX
                                  AMENDMENTS

     The Corporation reserves the right to amend or repeal any provisions contained in this Restated Certificate of Incorporation from the time and at any time in the manner now or hereafter prescribed in this Restated Certificate of Incorporation and by the laws of the State of Delaware, and all rights herein conferred upon stockholders are granted subject to such reservation.


                                 ARTICLE SEVEN
                                INDEMNIFICATION

     The Corporation shall, to the extent required, and may, to the extent permitted, by Section 145 of the General Corporation Law of Delaware, as the same may be amended from time to time, indemnify and reimburse all persons whom it may indemnify and reimburse pursuant thereto.


                                 ARTICLE EIGHT
                     LIMITATION OF LIABILITY OF DIRECTORS

     A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, that nothing contained in this ARTICLE EIGHT shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. The provisions of this ARTICLE EIGHT shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this ARTICLE EIGHT.